AMANA MUTUAL FUNDS TRUST

Amana Growth Fund

Supplement dated April 30, 2020, to the Summary Prospectus of the Amana Growth Fund dated September 27, 2019 (the "Summary Prospectus").

The first paragraph under the heading "Portfolio Managers" on page 4 is deleted in its entirety and replaced with the following paragraph:

Since April 2020, Mr. Scott F. Klimo CFA, vice president and chief investment officer at Saturna Capital Corporation, has been primarily responsible for the day-to-day management of the Growth Fund. From 2012 until April 2020, he was a deputy portfolio manager for the Fund. Since July 2018, and previously from 2008 to 2012, Mr. Monem A. Salam MBA, executive vice president and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund. Since April 2020, Mr. Christopher E. Paul MBA, CFA, a senior investment analyst and portfolio manager at Saturna Capital Corporation, has been a deputy portfolio manager for the Fund.

* * * * * *

YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

#   #   #